Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.

Supplement to the Summary Prospectus
Supplement to the Prospectus

Dated May 1, 2021, as supplemented

Chautauqua Global Growth Fund
Chautauqua International Growth Fund

At a meeting held on November 16, 2021, the Board of Directors of Baird Funds, Inc., on behalf of the Chautauqua Global Growth Fund and the Chautauqua International Growth Fund (each, a “Fund,” and together, the “Funds”), approved the elimination of the 2.00% redemption fee charged by the Funds on amounts redeemed for shares held 90 days or less for both Investor Class and Institutional Class shares.

Accordingly, the following changes are effective for both Funds as of December 1, 2021:

The line item in the “Shareholder Fees” table in the section of the Prospectus titled “Summary Section—Fees and Expenses of the Fund,” on page 1 of each Fund’s Summary Prospectus and pages 28 and 36 of the Prospectus, relating to each Fund’s redemption fee, is hereby deleted.

References to the redemption fee in “Market Timing Policy” in the sub-section of the Prospectus titled “Buying Shares,” on pages 89-90 of the Prospectus, are hereby deleted.

The sub-section of the Prospectus titled “Selling Shares – Redemption Fee,” on page 96 of the Prospectus, is hereby deleted in its entirety.

All other references to redemption fees with respect to the Funds are hereby deleted from the Summary Prospectus and Prospectus.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference. The date of this Supplement is November 17, 2021.